Exhibit 10(O)














                              COMPUDYNE CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS
                                -----------------

                                    ARTICLE 1
                                     PURPOSE
                                     -------

1.1   PURPOSE OF PLAN .........................................................1

                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

2.1   ACCOUNT .................................................................1
2.2   BOARD ...................................................................1
2.3   CODE ....................................................................1
2.4   COMPANY .................................................................1
2.5   COMPENSATION ............................................................1
2.6   EFFECTIVE DATE ..........................................................1
2.7   EMPLOYEE ................................................................1
2.8   EMPLOYEES' AGENT ........................................................1
2.9   EMPLOYER ................................................................1
2.10  PARTICIPANT .............................................................1
2.11  PLAN ....................................................................1
2.12  PURCHASE ................................................................1
2.13  PURCHASE PRICE ..........................................................2
2.14  SHARES or STOCK .........................................................2
2.15  SUBSIDIARY/IES ..........................................................2

                                    ARTICLE 3
                           ADMINISTRATION OF THE PLAN
                           --------------------------

3.1   BY THE COMPANY ..........................................................2

                                    ARTICLE 4
                      EMPLOYEES ELIGIBLE TO PURCHASE STOCK
                      ------------------------------------

4.1   ELIGIBILITY .............................................................2

                                    ARTICLE 5
                                      STOCK
                                      -----

5.1   STOCK MAXIMUM ...........................................................2

                                    ARTICLE 6
         PURCHASES; AUTHORIZATION OF PAYROLL DEDUCTIONS BY PARTICIPANTS
         --------------------------------------------------------------

6.1   PURCHASES ...............................................................3
6.2   PAYROLL DEDUCTIONS ..................................................... 3
6.3   COMPANY CONTRIBUTIONS ...................................................3

                                    ARTICLE 7
                        TERMS AND CONDITIONS OF PURCHASES
                        ---------------------------------

7.1   TERMS AND CONDITIONS ....................................................4

                                    ARTICLE 8
                      WITHDRAWALS FROM PARTICIPANT ACCOUNTS
                      -------------------------------------

8.1   REVOCATION ..............................................................5

8.2   CERTIFICATE REQUESTS; HOLDING PERIOD; DIRECTIONS TO SELL; TRANSACTIONAL .5
8.3   TERMINATION OF EMPLOYMENT ...............................................5
8.4   TERMINATION OF EMPLOYMENT DUE TO DEATH ..................................6

                                    ARTICLE 9
          RECAPITALIZATION, REORGANIZATION OR CHANGE IN CAPITALIZATION
          ------------------------------------------------------------

9.1   COMPANY'S DISCRETION ....................................................6
9.2   CORPORATE TRANSACTIONS ..................................................6

                                   ARTICLE 10
                      AMENDMENT OR TERMINATION OF THE PLAN
                      ------------------------------------

10.1  AMENDMENT OR TERMINATION ................................................6

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

11.1  NON-TRANSFERABILITY .................................................... 7
11.2  NO EMPLOYMENT RIGHT .................................................... 7
11.3  TAX WITHHOLDING .........................................................7
11.4  GOVERNMENT AND OTHER REGULATIONS ........................................7
11.5  INDEMNIFICATION .........................................................7
11.6  RELIANCE ON REPORTS .....................................................8
11.7  GOVERNING LAW ...........................................................8
11.8  RELATIONSHIP TO OTHER BENEFITS ..........................................8
11.9  EXPENSES ................................................................8
11.10 TITLES AND HEADINGS .....................................................8
11.11 NON-EXCLUSIVITY OF PLAN .................................................8
11.12 DESIGNATION OF BENEFICIARY ..............................................8
11.13 USE OF FUNDS ............................................................8
11.14 EFFECT OF PLAN ..........................................................9

COMPUDYNE CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE 1
                                     PURPOSE
                                     -------

         1.1 PURPOSE OF PLAN. This Employee Stock Purchase Plan is intended to encourage employees of CompuDyne Corporation (the "Company") and its subsidiaries to remain in the employ of the Company and to participate in its growth by permitting them to purchase shares of Company common stock. Such purchases shall be made from funds accumulated through payroll deductions and Company contributions.

                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

         2.1 ACCOUNT. means the account established and maintained for each Participant under the Plan, which in turn shall be comprised of two sub-accounts: the Stock Account established and maintained by the Employees' Agent to hold Shares of Stock acquired pursuant to the Plan, and the Withholding Account, established and maintained by the Employees' Agent and which is to be credited with cash deposited by the Employer and awaiting investment in Shares of Stock.

         2.2      BOARD. means the Board of Directors of the Company.

         2.3      CODE. means the Internal Revenue Code of 1986, as amended.

         2.4      COMPANY. means CompuDyne Corporation and its successors.

         2.5 COMPENSATION. means W-2 wages which, but for an election under this Plan, would be payable in cash to the Participant by the Company.

         2.6 EFFECTIVE DATE. means the first day of the first payroll period beginning after October 1, 1999.

         2.7 EMPLOYEE. means any employee of an Employer who is at least eighteen (18) years old and whose customary employment is at least thirty (30) hours per week.

         2.8 EMPLOYEES' AGENT means the registered broker-dealer designated by the Company to purchase stock pursuant to the terms of the Plan and establish and maintain individual Participants' Accounts.

         2.8      EMPLOYER. means the Company and its Subsidiaries.

         2.9 PARTICIPANT. means any Employee who participates in the Plan as provided in Article 6. A Participant shall continue to be a Participant as long as he or she has a Withholding Account.

         2.10 PLAN. means the CompuDyne Corporation Employee Stock Purchase Plan, as herein set forth, and as amended from time to time.

         2.11 PURCHASE. means any purchase of Shares of Stock made in accordance with the terms and conditions of the Plan.

         2.12 PURCHASE PRICE. means the price per Share at which Stock may be purchased under the Plan, as determined by the Company in accordance with Section 7.1(a).

         2.13 SHARES or STOCK. means shares of the common stock, par value $.75 per share, of the Company.

         2.14 SUBSIDIARY/IES. means any entity bearing a relationship to the Company that is described in section 424(f) of the Code and designated as a participating Employer in the Plan by the Company. All entities bearing such a relationship as of the Effective Date shall be deemed Subsidiaries hereunder.

                                    ARTICLE 3
                           ADMINISTRATION OF THE PLAN
                           --------------------------

         3.1 BY THE COMPANY. The Plan shall be administered by the Company, which shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Company deems necessary or desirable for administration of the Plan. Decisions of the Company shall be final, conclusive and binding upon all persons, including any Participant and any other employee of the Company.

                                    ARTICLE 4
                      EMPLOYEES ELIGIBLE TO PURCHASE STOCK
                      ------------------------------------

         4.1 ELIGIBILITY. All Employees of the Company, including employees who are members of a collective bargaining unit covered under a collective bargaining agreement, who are regularly scheduled to work at least thirty (30) hours per week shall be eligible to Purchase Stock under the Plan as of the first day of the month after completing such eligibility requirements.

                                    ARTICLE 5
                                      STOCK
                                      -----

         5.1 STOCK MAXIMUM; STOCK. The maximum number of Shares of Stock which may be Purchased under the Plan is 100,000 Shares, subject, however, to adjustment as hereinafter provided. The Company shall purchase, on the open market, the number of Shares of Stock to be Purchased under the Plan. The Company may, in its discretion, make available previously authorized but unissued stock for Purchase under the Plan.

                                    ARTICLE 6
         PURCHASES; AUTHORIZATION OF PAYROLL DEDUCTIONS BY PARTICIPANTS
         --------------------------------------------------------------

         6.1 PURCHASES. Unless otherwise specified by the Company, there shall be 12 Purchase dates under the Plan during each twelve (12) month calendar year during which this Plan is in effect and, unless otherwise specified by the Company, the day of Purchase shall be one day in each calendar month determined by the Company to be practicable for the Company to effect Purchase elections.

         6.2 PAYROLL DEDUCTIONS. Each Employee shall become a Participant pursuant to the terms of the Plan by filing an election to participate in the Plan in the form of a payroll deduction authorization (in the manner prescribed by the Company) on or prior to the fifteenth (15th) day preceding the month in which the Employee becomes eligible to participate in the Plan. The election shall specify a whole dollar amount, up to one hundred dollars ($100) per week of Compensation which the Employee wishes to apply to the Purchase for each payroll period until the Employee properly revokes or changes his or her election, subject to the limitations contained in Sections 4.1 and 7.1(b). Contributions by Employees shall be made through payroll deduction. The election shall be adjusted to conform to each Employee's payroll period pursuant to the following schedule:

         If an Employee's normal pay period is:               The Employee's maximum contribution
         -------------------------------------                -----------------------------------
                                                                       per pay period is:
                                                                       ------------------

                  Weekly
                                                                                $100
                  Bi-Weekly
                                                                                $200
                  Semi-Monthly
                                                                                $216

Payroll deductions (a) shall commence with the first regular payroll period after the Company accepts a properly filed Employee payroll deduction election and (b) shall end on the last day of the last regular payroll period in which the Employee elects in writing to cease participation, or, if earlier, on the last day of the last regular payroll period prior to the termination of the Participant's employment with the Employer. An Employee may revoke his or her election at any time; however, in such case, the Employee must wait six (6) months after revocation to re-enter the Plan, as if he or she were a new Employee on the date of any such revocation. If the Participant's termination of employment or revocation election occurs on or within a time prior to the last day of the payroll period in which it is not reasonably practicable for the Company to render ineffective the Participant's Purchase election existing at the time of the employment termination or revocation and the Company or its designee implements the Purchase election, the Company will have the right in its sole and absolute discretion to disregard the Purchase and instead pay to the Participant the Compensation reduction amount or to treat the Purchase as having occurred in accordance with the terms of the existing Purchase election.

         6.3 COMPANY CONTRIBUTIONS. In addition to payroll deductions, a Company contribution equal to fifteen (15%) of a Participant's payroll deductions shall be made by the Company for each Participant eligible for the contribution. Such contribution shall be made as frequently as the Company may determine.

                                    ARTICLE 7
                        TERMS AND CONDITIONS OF PURCHASES
                        ---------------------------------

         7.1      TERMS AND CONDITIONS.  Except as provided in  subparagraph
(b) of this Section 7.1, all Participants shall have the same rights and privileges, as specified below:

                  (a) Purchase Price: The Purchase Price shall be one hundred percent (100%) of the average price at which Stock is purchased under the Plan for all Participants on the exchange on which the Stock is Purchased, without regard to transactional costs.

                   (b) Transferability of Plan Participation: Plan participation shall not be transferable by the Participant other than by will or the laws of descent and distribution during the Participant's lifetime, and Purchases may be made hereunder only on behalf of the Participant.

                  (c) Purchases: Purchases of Shares on behalf of any Participant shall be made with funds accumulated in the Participant's Withholding Account through Company contributions and payroll deductions from the Participant's Compensation, under rules of uniform application. Cash remaining in a Participant's Withholding Account representing fractional Shares shall be accumulated and added to the next payroll period elective amounts and used in such next payroll period to Purchase Stock if the Participant is, at the end of the next payroll period, employed as an Employee and has not revoked his or her Purchase election or, if he or she is not then an Employee or has timely revoked his or her Purchase election, the amount shall be paid to the Participant in cash as soon as practicable following the date he or she ceases to be an Employee.

                  (d) Other Provisions: Each Purchase may contain such other provisions as the Company shall deem advisable, including restrictions on resale of Stock, provided that no such provisions may in any way conflict, or be inconsistent with, the terms of the Plan as amended from time to time.

                  (e) Requirements of Law: The issuance of any Stock hereunder is conditioned upon registration of the Stock to be issued under applicable federal and state securities laws and its listing on any applicable stock exchange. In no event shall any stock be issued hereunder prior to the effective date of any such registration or listing application.

                  (f) Issuance of Shares: The Shares of Stock purchased by each Participant may be issued in the name of the Participant and may be considered to be issued and outstanding to his or her credit as of the close of business on the day of each Purchase. Shares Purchased by each Participant shall be credited to that individual's Stock Account as soon as practicable after each Purchase.

                  (g) Account Balances: No interest shall accrue at any time on any amount credited to the Account of a Participant. As transactions occur which affect a Participant's Stock Account, a report shall be sent to each Participant by the Employees' Agent stating the entries made to his or her Account, the number of Shares purchased and the applicable Purchase Price.

                  (h) Participant Rights: A Participant will possess all the rights and privileges of a stockholder with respect to all of the Shares held in his or her Stock Account under the Plan, including the right to vote such Shares, and will receive all dividends, distributions and stockholder communications with respect to such Shares.

                                    ARTICLE 8
                      WITHDRAWALS FROM PARTICIPANT ACCOUNTS
                      -------------------------------------

         8.1 REVOCATION. Except for any officer of the Company who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934, as amended (an "Insider"), Participants may cease participation in the Plan at any time and withdraw all cash amounts in their Withholding Accounts upon written notice to the Company. Such withdrawal shall serve to cancel the Participant's Plan participation. Partial cash withdrawals shall not be permitted. Cash withdrawal requests shall be made in such form and under such conditions as may be specified from time to time by the Company. Insiders may not make cash withdrawals for so long as they remain Insiders. A Participant who ceases participation in the Plan may subsequently re-enter the Plan upon the expiration of six (6) months from the date the Participant originally ceased participating in the Plan.

         8.2 CERTIFICATE REQUESTS; DIRECTIONS TO SELL; TRANSACTIONAL EXPENSES. A Participant may request delivery of a stock certificate representing all or any portion of the Shares (in any whole number of Shares) held in his or her Stock Account. A Participant shall be entitled to direct the Employees' Agent to sell on the Participant's behalf any or all Shares in the Participant's Stock Account at any time and the Employees' Agent shall honor such requests, subject to reasonable restrictions on frequency of such sale directions as might be imposed by the Employees' Agent. Notwithstanding the foregoing, a Participant who directs the Employees' Agent to sell Shares on the Participant's behalf twice in one calendar year shall be prohibited from making contributions to the Plan for a period of six (6) months For purposes of the preceding, a distribution of a stock certificate to a Participant at the Participant's request shall be treated as a sale. In honoring directions to sell, the Employees' Agent may, at its discretion, exchange Shares of those Participants who direct sales with those Participants who direct Purchases utilizing for such purpose the Purchase Price established under Section 7.1(a). All transactional expenses in respect of sales of Shares held under the Plan shall be borne by the Participant. The Company shall be entitled, in its discretion, to distribute any Shares held under the Plan to a Participant at any time. Any Share which has been distributed by the Company to a Participant or former Participant or to any individual on behalf of a Participant or former Participant, or a sale of a Share or Shares by a Participant shall terminate any such Share's coverage under this Plan for all purposes, including, but not limited to, the Company's payment of any administrative or transactional expenses with respect to such Shares.

         8.3 TERMINATION OF EMPLOYMENT. Upon termination of a Participant's employment with the Employer for any reason, whether voluntary or involuntary, the Participant's participation in the Plan shall immediately terminate. Subject to Section 6.2, as soon thereafter as is practicable, the Participant may elect to maintain the Shares in his or her Stock Account or the Participant may receive the following: (i) a Stock certificate for all whole Shares held in the Stock Account; and (ii) cash representing any balance remaining in the Withholding Account. Any Shares held in the Participant's Stock Account shall remain in the Stock Account until the former Participant's death or until a sale of such Shares is directed by the former Participant and, at the Company's discretion as to the frequency and timing of distributions, certificates for such Shares shall be issued to the former Participant or his or her death beneficiary, as defined in Section 11.13, as applicable.

         8.4 TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of the Participant's employment because of his or her death, the Participant's beneficiary, as defined in Section 11.13, shall receive all the contributions credited to the Participant's Withholding Account as of the date of death and all Stock in the Participant's Stock Account on the date of death.

                                    ARTICLE 9
          RECAPITALIZATION, REORGANIZATION OR CHANGE IN CAPITALIZATION
          ------------------------------------------------------------

         9.1 COMPANY'S DISCRETION. The Plan shall not affect in any way the Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Company shall have the discretion to adjust the number of Shares available hereunder to reflect stock splits, stock dividends, mergers and other changes in the capitalization of the Company.

         9.2 CORPORATE TRANSACTIONS. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, each Participant shall receive with respect to each Share held in his or her Stock Account, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one Share of Stock was entitled to receive upon and at the time of such transaction. The Company shall take such steps in connection with such transactions as the Company shall deem necessary to assure that the provisions of this Section shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such Participant might thereafter be entitled to receive.

                                   ARTICLE 10
                      AMENDMENT OR TERMINATION OF THE PLAN
                      ------------------------------------

         10.1 AMENDMENT OR TERMINATION. The Board may suspend or terminate the Plan, reconstitute the Plan in whole or in part, or amend or revise the Plan in any respect whatsoever.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         11.1 NON-TRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime, Purchases may be made only by the Participant. Shares shall be delivered only into the hands of the Participant or death beneficiary entitled to receive the same or into the hands of the Participant's authorized legal representative.

         11.2 NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as an officer or employee of the Company.

         11.3 TAX WITHHOLDING. The Company shall have the right to deduct from all payments hereunder any federal, state, local or employment taxes which it deems are required by law to be withheld with respect to such payments.

         11.4 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to deliver Shares or make cash payments hereunder shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Company. If Shares deliverable hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

         11.5 INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or as an officer of the Company acting for the Company in respect of the Plan shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to this Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or by-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

         11.6 RELIANCE ON REPORTS. Each member of the Board and each officer of the Company acting for the Company in respect of the Plan shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or an officer of the Company acting for the Company in respect of the Plan be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

         11.7 GOVERNING LAW. All matters relating to this Plan shall be governed by the laws of the State of Maryland, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

         11.8 RELATIONSHIP TO OTHER. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing or group insurance plan of the Company.

         11.9 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company, however a Participant shall bear all costs (whether, administrative, transactional or otherwise) associated with the sale or other disposition of shares held under the Plan.

         11.10 TITLES AND HEADINGS. The titles and headings of the Articles and Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

         11.11 NON-EXCLUSIVITY OF PLAN. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         11.12 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of a beneficiary may be changed by the Participant at any time. Upon the death of a Participant, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the Stock or cash credited to the Participant under the Plan.

         11.13 USE OF FUNDS. All contributions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         11.14 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and executors, administrators or trustees, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

         IN WITNESS WHEREOF, the Company has caused this document to be executed and its seal to be affixed hereto, effective as specified herein.


ATTEST/WITNESS:                          COMPUDYNE CORPORATION


        /s/  W. C. Rock                   By:    /s/ Martin Roenigk       (SEAL)
--------------------------------------        -----------------------------

Print Name:  W. C. Rock                        Print Name: Martin Roenigk